Acquisitions	12 Months Ended
Dec. 31, 2022
Business Combinations [Abstract]
Acquisitions
Note 9. Acquisitions
Myx
The Company acquired 100% of the equity of Myx pursuant to the Business Combination Agreement. The following summarizes the consideration transferred on the Closing Date for the Myx acquisition (in thousands):

Purchase Price
Cash consideration (1)	$37,700
Share consideration (2)	162,558
Fair value of Myx instrument held by Old Beachbody (3)	18,402
Promissory note held by Old Beachbody (4)	4,216

Total consideration	$222,876

(1)
Cash consideration includes, among other things, the payoff of certain of Myx’s existing debt obligations, payments of certain of Myx’s transaction expenses, and cash payments as consideration for certain Myx equity units.

(2)	Share consideration was calculated based on 270,930 shares of Class A Common Stock issued multiplied by the share closing price on the Closing Date of $600.00.
(3)	Fair value of Myx instrument held by Old Beachbody was effectively settled on the Closing Date, see Note 1, Description of Business and Summary of Significant Accounting Policies.
(4)	In April and June 2021, Old Beachbody entered into promissory note agreements with Myx. Such promissory notes were effectively settled on the Closing Date.

The following table summarizes the fair value of assets acquired and liabilities assumed (in thousands):

(in thousands)
Allocation
Goodwill	$158,798
Intangible assets:
Trade name/Trademark	43,700
Developed technology	14,000
Customer relationships	20,400

78,100
Cash acquired	420
Inventory, net	10,639
Other assets	3,354
Content assets	3,400
Deferred revenue	(2,168)
Other liabilities	(14,487)
Deferred tax liabilities	(15,180)

$222,876

The excess of the purchase price over the estimated fair values of the net assets acquired, including identifiable intangible assets, is recorded as goodwill. Goodwill is primarily attributable to the assembled workforce of Myx and expected synergies from combining operations. Goodwill recognized was allocated to both operating segments and is generally not deductible for tax purposes.
The fair values of the trade name and trademark intangible assets were determined using an income approach, specifically, the relief-from-royalty approach, which is a commonly accepted valuation approach. This approach is based on the assumption that, in lieu of ownership, a firm would be willing to pay a royalty in order to exploit the related benefits of this asset. Therefore, a portion of Myx’s earnings, equal to the after-tax
royalty that would have been paid for the use of the asset, can be attributed to the firm’s ownership. The fair value of the developed technology intangible asset was also determined by the relief-from-royalty approach. The fair value of the customer relationships intangible asset was determined by using an income approach, specifically a multi-period excess earnings approach, which is a commonly accepted valuation approach. Under this approach, the net earnings attributable to the asset or liability being measured are isolated using the discounted projected net cash flows. These projected cash flows are isolated from the projected cash flows of the combined asset group over the remaining economic life of the intangible asset or liability being measured. Both the amount and the duration of the cash flows are considered from a market participant perspective. Where appropriate, the net cash flows were adjusted to reflect the potential attrition of existing customers in the future, as existing customers are a “wasting” asset and are expected to decline over time.
The following unaudited pro forma financial information presents the combined results of operations of the Company and Myx as if the companies had been combined as of January 1, 2020. The unaudited pro forma financial information includes the accounting effects of the business combination, including amortization of intangible assets. The unaudited pro forma financial information is presented for information purposes only and is not indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of the periods presented, nor should it be taken as an indication of the Company’s future consolidated results of operations.

(in thousands)	Year Ended December 31,
	2021	2020
Pro forma combined:
Revenue	$904,861	$893,253
Net loss	(164,765)	(52,823)

Ladder
In September 2020, the Company acquired Ladder, a sports nutrition company, to enhance the Openfit platform by providing premium,
NSF-certified
supplements developed and endorsed by elite athletes. The following table summarizes the components of consideration and the fair value estimates of assets acquired and liabilities assumed (in thousands):

Purchase Price
Common units issued in connection with acquisition (1)	$27,889

Allocation
Goodwill	$11,606
Intangible assets:
Trade name	7,500
Customer-related	300
Formulae	1,950
Talent and representation contracts	10,300

20,050
Cash acquired	1,247
Other assets acquired	1,132
Liabilities acquired	(1,834)
Deferred tax liabilities	(4,312)

$27,889

(1)	The fair value of common units issued in connection with the acquisition was calculated based on 1,449,537 common units of Old Beachbody multiplied by the estimated fair value per unit of $19.24.
The excess of the purchase price over the estimated fair values of the net assets acquired, including identifiable intangible assets, was recorded as goodwill. Goodwill was primarily attributable to the assembled workforce of Ladder and expected synergies from combining operations. Goodwill recognized was allocated to the Company’s Other operating segment and is generally not deductible for tax purposes. The revenue from Ladder included in the Company’s consolidated statements of operations for the year ended December 31, 2020 was $0.7 million. The operating loss from Ladder included in the Company’s consolidated statements of operations for the year ended December 31, 2020 was $0.9 million.
The following unaudited pro forma financial information presents the combined results of operations as if Ladder had been combined with the Company as of January 1, 2019. The unaudited pro forma financial information includes the accounting effects of the business combination, including amortization of intangible assets. The unaudited pro forma financial information is presented for information purposes only and is not indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of the period presented, nor should it be taken as indication of the Company’s future consolidated results of operations.

(in thousands)	Year Ended December 31, 2020
Pro forma combined:
Revenue	$865,757
Net income (loss)	(29,272)